Label	Element	Value
Series S
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	ck0001225290_SupplementTextBlock	SMA Relationship Trust Prospectus Supplement May 24, 2013
Risk/Return [Heading]	rr_RiskReturnHeading	Series S
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock
The section captioned “Series S Fund summary” and sub-headed “Management process” beginning on page 16 of the Prospectus is revised by replacing the third paragraph of that section with the following:

The Fund employs a “manager of managers” structure. Under the manager of managers structure, UBS Global AM, the Fund’s manager and primary provider of investment advisory services, has the ultimate responsibility, subject to oversight by the board of trustees of the Trust (the “Board”), to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Manulife Asset Management (US) LLC (“Manulife”) currently serves as the Fund’s sole sub-advisor.